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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                         ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  FEBRUARY 23, 1996


                         MERIDIAN NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



      Delaware                      0-14203                    34-1470518
      --------                      -------                    ----------
   (State or Other              (Commission File              (IRS Employer
   Jurisdiction of                  Number)                 Identification No.)
    Incorporation)


    805 Chicago Street, Toledo, Ohio                                   43611
  (Address of Principal Executive Offices)                           (Zip Code)


  Registrant's telephone number, including area code:  (419) 729-3918


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ITEM 5. OTHER EVENTS

     On February 23, 1996, Meridian National Corporation (the "Company") announced that it will cease operating its steel bar coil pickling business in Detroit, Michigan effective March 15, 1996 and plans to enter into an agreement to lease the facilities and equipment to a major automotive industry fastener manufacturer. No write-down of any assets or shutdown reserves will be required in connection with these matters.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MERIDIAN NATIONAL CORPORATION




Dated:  February 23, 1996            By:  /s/ James L. Rosino
                                          ----------------------------
                                          James L. Rosino
                                          Vice President, Finance